EXHIBIT C


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                  THE ISSUE PRICE OF THIS NOTE IS $19,047,600.
                 THE AMOUNT OF OID ON THIS NOTE IS $11,978,933.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-01                                               New York, New York
$19,047,600                                                    February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "CORPORATION"), for value received, hereby promises to pay WELSH, CARSON, ANDERSON & STOWE VIII, L.P., or registered assigns, the principal sum of NINETEEN MILLION, FORTY-SEVEN THOUSAND AND SIX HUNDRED DOLLARS ($19,047,600), in a single installment on February 20, 2006 (the "MATURITY DATE"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "INTEREST PAYMENT DATE") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK NOTE"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                    THE ISSUE PRICE OF THIS NOTE IS $176,800.
                   THE AMOUNT OF OID ON THIS NOTE IS $111,189.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-02                                               New York, New York
$176,800                                                       February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "CORPORATION"), for value received, hereby promises to pay PATRICK J. WELSH, or registered assigns, the principal sum of ONE HUNDRED SEVENTY SIX THOUSAND EIGHT HUNDRED DOLLARS ($176,800), in a single installment on February 20, 2006 (the "MATURITY DATE"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "INTEREST PAYMENT DATE") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK NOTE"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                    THE ISSUE PRICE OF THIS NOTE IS $176,800.
                   THE AMOUNT OF OID ON THIS NOTE IS $111,189.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-03                                               New York, New York
$176,800                                                       February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay RUSSEL CARSON, or registered assigns, the principal sum of ONE HUNDRED AND SEVENTY SIX THOUSAND EIGHT HUNDRED DOLLARS ($176,800), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                    THE ISSUE PRICE OF THIS NOTE IS $176,800.
                   THE AMOUNT OF OID ON THIS NOTE IS $111,189.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                       SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-04                                               New York, New York
$176,800                                                       February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay BRUCE K. ANDERSON, or registered assigns, the principal sum of ONE HUNDRED AND SEVENTY SIX THOUSAND EIGHT HUNDRED DOLLARS ($176,800), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                    THE ISSUE PRICE OF THIS NOTE IS $134,400.
                   THE AMOUNT OF OID ON THIS NOTE IS $84,523.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-05                                               New York, New York
$134,400                                                       February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay ANDREW PAUL, or registered assigns, the principal sum of ONE HUNDRED AND THIRTY FOUR THOUSAND FOUR HUNDRED DOLLARS ($134,400), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                    THE ISSUE PRICE OF THIS NOTE IS $176,800.
                   THE AMOUNT OF OID ON THIS NOTE IS $111,189.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-06                                               New York, New York
$176,800                                                       February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay THOMAS E. MCINERNEY, or registered assigns, the principal sum of ONE HUNDRED AND SEVENTY SIX THOUSAND EIGHT HUNDRED DOLLARS ($176,800), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                    THE ISSUE PRICE OF THIS NOTE IS $40,000.
                   THE AMOUNT OF OID ON THIS NOTE IS $25,156.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-07                                               New York, New York
$40,000                                                        February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay ROBERT A. MINICUCCI, or registered assigns, the principal sum of FORTY THOUSAND DOLLARS ($40,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                    THE ISSUE PRICE OF THIS NOTE IS $20,000.
                   THE AMOUNT OF OID ON THIS NOTE IS $12,578.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-08                                               New York, New York
$20,000                                                        February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay ANTHONY J. DE NICOLA, or registered assigns, the principal sum of TWENTY THOUSAND DOLLARS ($20,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $4,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $2,516.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-09                                               New York, New York
$4,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay PAUL B. QUEALLY, or registered assigns, the principal sum of FOUR THOUSAND DOLLARS ($4,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                    THE ISSUE PRICE OF THIS NOTE IS $20,000.
                   THE AMOUNT OF OID ON THIS NOTE IS $12,578.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-10                                               New York, New York
$20,000                                                        February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay LAWRENCE
B. SORREL, or registered assigns, the principal sum of TWENTY THOUSAND DOLLARS ($20,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $6,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $3,773.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-11                                               New York, New York
$6,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay RUDOLPH RUPERT, or registered assigns, the principal sum of SIX THOUSAND DOLLARS ($6,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $2,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $1,258.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-12                                               New York, New York
$2,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay D. SCOTT MACKESY, or registered assigns, the principal sum of TWO THOUSAND DOLLARS ($2,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $2,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $1,258.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-13                                               New York, New York
$2,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay SANJAY SWANI, or registered assigns, the principal sum of TWO THOUSAND DOLLARS ($2,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $2,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $1,258.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-14                                               New York, New York
$2,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay JAMES R. MATTHEWS, or registered assigns, the principal sum of TWO THOUSAND DOLLARS ($2,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $2,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $1,258.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-15                                               New York, New York
$2,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay JOHN D.
CLARK, or registered assigns, the principal sum of TWO THOUSAND DOLLARS ($2,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $2,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $1,258.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-16                                               New York, New York
$2,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay SEAN TRAYNOR, or registered assigns, the principal sum of TWO THOUSAND DOLLARS ($2,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $2,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $1,258.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-17                                               New York, New York
$2,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay JOHN ALMEIDA, or registered assigns, the principal sum of TWO THOUSAND DOLLARS ($2,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                      THE ISSUE PRICE OF THIS NOTE IS $800.
                     THE AMOUNT OF OID ON THIS NOTE IS $503.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-18                                               New York, New York
$800                                                           February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay ERIC J. LEE, or registered assigns, the principal sum of EIGHT HUNDRED DOLLARS ($800), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $2,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $1,258.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-19                                               New York, New York
$2,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay JONATHAN
M. RATHER, or registered assigns, the principal sum of TWO THOUSAND DOLLARS ($2,000), in a single installment on February 20, 2006 (the "Maturity Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR, IN THE OPINION OF COUNSEL, AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS IS ISSUED WITH ORIGINAL DISCOUNT ("OID") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS SET FORTH IN TREASURY REGULATION 1.1275-3.

                     THE ISSUE PRICE OF THIS NOTE IS $6,000.
                    THE AMOUNT OF OID ON THIS NOTE IS $3,773.
          THE ISSUE DATE OF THIS DEBT INSTRUMENT IS FEBRUARY 20, 2001.
                 THE PER ANNUM YIELD TO MATURITY OF THIS NOTE IS
                          10% COMPOUNDED SEMI-ANNUALLY.

                        SAVVIS COMMUNICATIONS CORPORATION

                       10% Convertible Senior Secured Note
                              due February 20, 2006

Registered R-20                                               New York, New York
$6,000                                                         February 20, 2001

          SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), for value received, hereby promises to pay WCAS MANAGEMENT CORPORATION, or registered assigns, the principal sum of SIX THOUSAND DOLLARS ($6,000), in a single installment on February , 2006 (the "Maturity
Date"), or the next preceding Business Day (as defined below) with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, such interest to be payable in kind, compounded on a semi-annual basis, on the last Business Day of August and February of each year (each such day being an "Interest Payment Date") commencing on August 31, 2001, by the issuance to the holder of this Note by the Corporation of a different Note (a "PIK Note"), in substantially the form hereof, in a principal amount equal to the interest payable to such holder on such Interest Payment Date, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 13% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          The payment of principal and interest on this Note shall be in such currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

          If for any reason one or more PIK Notes shall not be delivered in accordance herewith, interest on the unpaid principal of each PIK Note shall accrue from the Interest Payment Date in respect of which such PIK Note should have been issued until repayment in cash of the principal and payment in cash of all accrued interest in full. Interest shall accrue on this Note such that the aggregate interest due and payable on the Maturity Date and on each Interest Payment Date would be the same as if all PIK Notes not issued had been issued in accordance with the terms of this Note, and the principal payable on the Maturity Date with respect to this Note shall be an amount equal to the sum of the principal outstanding hereunder and the aggregate principal which would be outstanding if the PIK Notes not issued had been issued in accordance with the terms of this Note.

          For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday under the laws of the State of New York.

          1. NOTES AND SECURITY. This Note is issued pursuant to the Securities Purchase Agreement, dated as of February 18, 2001 (the "PURCHASE AGREEMENT"), among the Corporation and the purchasers named therein, providing for, among other things, the issuance of 10% Convertible Senior Secured Notes due February 20, 2006 in the aggregate principal amount of $20,000,000 (such 10% Convertible Senior Secured Notes are referred to herein collectively as the "Notes"). All payments of principal and interest on this Note shall be secured pursuant to the terms of that certain Missouri Future Advance Deed of Trust and Security Agreement, dated as of February 19, 2001, between the Corporation's subsidiary and the other parties thereto.

          2. TRANSFER OR EXCHANGE OF NOTES. The Corporation shall keep at its office or agency maintained as provided in subsection (a) of Section 9 a register in which the Corporation shall provide for the registration of Notes and for the registration of transfer and exchange of Notes. The holder of this Note may, at its option, and either in person or by duly authorized attorney, surrender the same for registration of transfer or exchange at the office or agency of the Corporation maintained as provided in subsection (a) of Section 9, and, without expense to such holder (except for taxes or governmental charges imposed in connection therewith), receive in exchange therefore a Note or Notes in such denomination or denominations as such holder may request (but in any event in denominations of not less than 1,000 principal amount, dated as of the date to which interest has been paid on the Note or Notes so surrendered for transfer or exchange, for the same aggregate principal amount as the then unpaid principal amount of the Note or Notes so surrendered for transfer or exchange, and registered in the name of such person or persons as may be designated by such holder. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or shall be accompanied by a written instrument of transfer, satisfactory in form to the Corporation, duly executed by the holder of such Note or his attorney, duly authorized in writing. Every Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note. No transfer or exchange of any Note shall be valid unless made in the foregoing manner at such office or agency.

          3. LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss from the holder hereof reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Corporation will make and deliver, in lieu of this Note, a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on this Note.

          4. PERSONS DEEMED OWNERS; HOLDERS. The Corporation may deem and treat the person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue. With respect to any Note at any time outstanding, the term "holder," as used herein, shall be deemed to mean the person in whose name such Note is registered as aforesaid at such time.

          5. PREPAYMENT.

          (a) MANDATORY PREPAYMENT. If at any time while any of the Notes shall be outstanding a Change of Control shall occur, then, the Corporation shall take such action as may be necessary, as a condition to consummating such Change of Control, to provide funds sufficient to, and obtain any consent necessary to, prepay 100% of the principal amount of any Notes that holders thereof have not elected to convert pursuant to Section 15 hereof and, in connection with such prepayment, pay to such holders (x) all interest accrued thereon through the date of prepayment and (y) the Applicable Premium Amount thereon as of such date of prepayment.

          (b) CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

          "APPLICABLE PREMIUM AMOUNT" shall mean, with respect to this Note, as of any specified date prior to February 20, 2004, an amount equal to the interest that would have accrued on the outstanding principal amount of this Note during the period beginning on such date fixed and ending on February 20, 2004.

          "CHANGE OF CONTROL" shall mean the  consummation by the Corporation of
     (x) a merger or consolidation with or into any other entity (other than a merger or consolidation in which (1) at least 50% of the voting capital stock of the Corporation (or the surviving or resulting entity, if other than the Corporation) outstanding immediately after the effective date of such merger is owned of record or beneficially by persons who owned voting capital stock of the Corporation immediately prior to such merger or consolidation and in substantially the same proportions in which such stock was held immediately prior to such merger or consolidation and such persons continue to have the right to elect a majority of the Board of Directors of the Corporation, (2) immediately after the effective date of such merger or consolidation a majority of the seats on the Corporation's Board of Directors are held by persons who were directors of the

     Corporation immediately prior to such effective date, and (3) no Event of Default shall have occurred as a result of the consummation thereof), or
     (y) any sale, lease or other disposal of all or substantially all of its assets and properties as an entirety in a single transaction or series of related transactions to an unaffiliated third party purchaser, or (z) a transaction or series of related transaction in which a majority of the outstanding capital stock of the Corporation shall be acquired by an unaffiliated third party.

          6. NOTICE OF PREPAYMENT AND OTHER NOTICES. The Corporation shall give written notice of any prepayment of this Note pursuant to Section 5(a) not less than 15 nor more than 60 days prior to the date fixed for such prepayment. Such notice shall include a reasonably-detailed description of the consideration, if any, to be received by holders of Common Stock in connection with the related Change of Control and a calculation of the Applicable Premium Amount to be paid in respect of such prepayment. Such notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the person in whose name this Note is registered at its address designated on the register maintained by the Corporation on the date of mailing such notice of prepayment or other notice. Unless the holder elects prior to such date fixed for prepayment to convert this Note pursuant to Section 15 hereof, upon notice of prepayment being given as aforesaid, the Corporation covenants and agrees that it will prepay, on the date therein fixed for prepayment, the entire principal amount hereof together with interest accrued hereon and Applicable Premium Amount hereon to the date fixed for such prepayment. Notwithstanding the foregoing, any such notice may specify that the obligation to make such prepayment is conditional upon the closing of the transaction requiring such prepayment, and, unless a notice of conversion delivered pursuant to Section 15(a) states to the contrary, any notice of conversion given while such a transaction is pending shall also be conditional upon the closing of such transaction, and no prepayment shall be required and no conversion shall be effected, unless and until such transaction is consummated.

          7. INTEREST AND PREMIUM AFTER DATE FIXED FOR PREPAYMENT. If this Note is to be prepaid pursuant to Section 5(a) hereof, this Note shall (unless the provisions of the last sentence of Section 6 become applicable) cease to bear interest on and after the date fixed for such prepayment unless, upon presentation for the purpose, the Corporation shall fail to pay this Note, in which event the principal amount of this Note, and, so far as may be lawful, any overdue installment of interest or overdue Applicable Premium Amount, shall bear interest on and after the date fixed for such prepayment and until paid at the rate per annum provided herein for overdue principal.

          8. SURRENDER OF NOTES; NOTATION THEREON. As a condition to obtaining any payment of or receiving any shares issuable upon the conversion of all or any portion of the principal amount of this Note, the Corporation may require the holder hereof to surrender this Note, and in such event the Corporation will execute and deliver at the expense of the Corporation, upon such surrender, a new Note registered in the name of such person or persons as may be designated by such holder for the principal amount of this Note then remaining unpaid and not converted pursuant to Section 15 hereof, dated as of the date to which interest has been paid on the principal amount of this Note then remaining unpaid, or may require the holder to present this Note to the Corporation for notation hereon of the conversion of the portion of the principal amount of this Note so converted.

          9. AFFIRMATIVE COVENANTS. The Corporation covenants and agrees that, so long as any Note shall be outstanding:

          (a) MAINTENANCE OF OFFICE. The Corporation will maintain an office or agency in the Herndon, Virginia (or such other place in the United States of America as the Corporation may designate in writing to the registered holder hereof), where the Notes may be presented for registration of transfer and for exchange as herein provided, where notices and demands to or upon the Corporation in respect of the Notes may be served and where, at the option of the holders thereof, the Notes may be presented for payment. Until the Corporation otherwise notifies the holders of the Notes, said office shall be the principal office of the Corporation in Herndon, Virginia.

          (b) PAYMENT OF TAXES. The Corporation will promptly pay and discharge or cause to be paid and discharged, before the same shall become in default, all lawful taxes and assessments imposed upon the Corporation or any subsidiary or upon the income and profits of the Corporation or any subsidiary, or upon any property, real, personal or mixed, belonging to the Corporation or any subsidiary, or upon any part thereof by the United States or any State thereof, as well as all lawful claims for labor, materials and supplies, which, if unpaid, would become a lien or charge upon such property or any part thereof; provided, however, that the Corporation shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim (i) so long as both (x) the Corporation has set aside adequate reserves for such tax, assessment, charge, levy or claim and (y) the Corporation shall be contesting the validity thereof in good faith by appropriate proceedings or the Corporation shall, in its good faith judgment, deem the validity thereof to be questionable and the party to whom such tax, assessment, charge, levy or claim is allegedly owed shall not have made written demand for the payment thereof or (ii) where the failure to pay or discharge would not have a material adverse effect on the properties, assets, financial condition, operating results, business or prospects of the Corporation and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

          (c) CORPORATE EXISTENCE. The Corporation will do or cause to be done all things necessary and lawful to preserve and keep in full force and effect its corporate existence, rights and franchises under the laws of the United States or any State thereof; provided, however, that nothing in this subsection
(c) shall prevent a consolidation or merger of, or a sale, transfer or disposition of all or any substantial part of the property and assets of, the Corporation, or the abandonment or termination of any rights or franchises of the Corporation, if such abandonment or termination is, in the good faith business judgment of the Corporation, in the best interests of the Corporation or would not have a Material Adverse Effect.

          (d) MAINTENANCE OF PROPERTY. The Corporation will at all times maintain and keep, or cause to be maintained and kept, in good repair, working order and condition all significant properties of the Corporation used in the conduct of the business of the Corporation, and will from time to time make or cause to be made all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this subsection (d) shall require the making of any repair or renewal or the continuance of the operation and maintenance of any property or the retention of any assets, if such action (or inaction) is, in the good faith business judgment of the Corporation, in the best interests of the Corporation or would not have a Material Adverse Effect.

          (e) INSURANCE. The Corporation will keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations and carry, with financially sound and reputable insurers, such other insurance (including, without limitation, liability insurance) in such amounts as are available at reasonable expense and to the extent believed necessary in the good faith business judgment of the Corporation.

          (f) KEEPING OF BOOKS. The Corporation will at all times keep proper books of record and account in which proper entries will be made of its transactions in accordance with generally accepted accounting principles consistently applied.

          (g) NOTICE OF DEFAULT. If any one or more events which constitute, or which with notice or lapse of time or both would constitute, an Event of Default under Section 11 shall occur, or if the holder of any Note shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Corporation shall immediately after it becomes aware that any such event would with or without notice or lapse of time or both constitute such an Event or that such demand has been made or that any such action has been taken, give notice to the holder of this Note, specifying the nature of such event or of such demand or action, as the case may be; provided, however, that if such event, in the good faith judgment of the Corporation, will be cured within ten Business Days after the Corporation has knowledge that such event would, with or without notice or lapse of time or both, constitute such an Event of Default, no such notice need be given if such Event of Default shall be cured within such ten-day period.

          10. MODIFICATION BY HOLDERS; WAIVER. The Corporation may, with the written consent of the holders of not less than 66 2/3% in principal amount of the Notes then outstanding, modify the terms and provisions of the Notes or the rights of the holders of the Notes or the obligations of the Corporation thereunder, and the observance by the Corporation of any term or provision of the Notes may be waived with the written consent of the holders of not less than 66 2/3% in principal amount of the Notes then outstanding; provided, however, that no such modification or waiver shall:

          (a) change the maturity of any Note or reduce the principal amount thereof or reduce the rate or extend the time of payment of interest thereon or reduce the amount or change the time of payment of premium payable on any prepayment thereof without the consent of the holder of each Note so affected; or

          (b) give any Note any preference over any other Note; or

          (c) reduce the applicable aforesaid percentages of Notes, the consent of the holders of which is required for any such modification.

          Any such modification or waiver shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Corporation, whether or not such Note shall have been marked to indicate such modification or waiver, but any Note issued thereafter shall bear a notation referring to any such modification or waiver. Promptly after obtaining the written consent of the holders as herein provided, the Corporation shall transmit a copy of such modification or waiver to all the holders of the Notes at the time outstanding.

          11. EVENTS OF DEFAULT. If any one or more of the following events, herein called "EVENTS OF DEFAULT," shall occur, for any reason whatsoever, and whether such occurrence shall, on the part of the Corporation, be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of a court of competent jurisdiction or any order, rule or regulation of any administrative or other governmental authority and such Event of Default shall be continuing:

          (a) default shall be made in the payment of the principal of any Note or the premium thereon, if any, when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

          (b) default shall be made in the payment of any installment of interest on any Note according to its terms when and as the same shall become due and payable and such default shall continue for a period of 15 days; or

          (c) (i) commencement of a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) filing a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, (iii) consenting to or failing to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) applying for or consenting to, or failing to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admitting in writing its inability to pay its debts as they become due, (vi) making a general assignment for the benefit of creditors, or (vii) taking any corporate action for the purpose of authorizing any of the foregoing; or

          (d) the entry of a decree or order by any court of competent jurisdiction in respect of the Corporation or any material subsidiary granting (i) relief in any involuntary case under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) appointment of a trustee, receiver, custodian, liquidator or the like for the Corporation or any material subsidiary or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive days; or

          (e) (i) a default by the Corporation in any material respect shall have occurred in any covenant to which the Corporation is subject in the Purchase Agreement or any Ancillary Document (as defined in the Purchase Agreement) or (ii) a payment default shall have occurred or acceleration of the payment of the indebtedness shall have been commenced under any agreement or document evidencing indebtedness of the Corporation;

then, the holder or holders of at least a majority in aggregate principal amount of the Notes at the time outstanding may, at its or their option, by written notice to the Corporation, declare all the Notes to be, and all the Notes shall thereupon be and become, forthwith due and payable together with interest accrued thereon without presentment, demand, protest or further notice of any kind, all of which are expressly waived to the extent permitted by law; provided, however, that, upon the occurrence and during the continuance of any of the events specified in subsections (a) or (b) of this Section 11, the holder of any Note at the time outstanding may, at its option by notice in writing to the Corporation, declare any Note or Notes then held by it to be, and such Note or Notes shall thereupon be and become, forthwith due and payable together with interest accrued thereon without presentment, demand, protest or further notice of any kind, all of which are expressly waived to the extent permitted by law. Notwithstanding the foregoing, nothing in this Section 11 shall impair the right of the holder of this Note to convert all or any portion of this Note into Common Stock in accordance with the provisions of Section 15 hereof.

          At any time after any declaration of acceleration has been made as provided in this Section 11, the holders of at least 66-2/3% in principal amount of the Notes then outstanding may, by notice to the Corporation, rescind such declaration and its consequences if the Corporation has paid all overdue installments of interest on the Notes and all principal (and premium, if any) that has become due otherwise than by such declaration of acceleration; and all other defaults and Events of Default (other than nonpayments of principal and interest that have become due solely by reason of acceleration) shall have been remedied or cured or shall have been waived pursuant to this paragraph; provided, however, that no such rescission shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

          Without limiting the foregoing, the Corporation hereby waives any right to trial by jury in any legal proceeding related in any way to this Note or the Notes and agrees that any such proceeding may, if the holder so elects, be brought and enforced in any state or, if applicable federal court, located in New York City in the Borough of Manhattan and the Corporation hereby waives any objection to jurisdiction or venue in any such proceeding commenced in such court. The Corporation further agrees that any process required to be served on it for purposes of any such proceeding may be served on it, with the same effect as personal service on it within the State of Delaware, by registered mail addressed to it at its office or agency set forth in Section 19 for purposes of notices hereunder.

          12. SUITS FOR ENFORCEMENT. In case any one or more of the Events of Default specified in Section 11 of this Note shall happen and be continuing, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

          In case of any default under any Note, the Corporation will pay to the holder thereof such amounts as shall be sufficient to cover the out-of-pocket costs and expenses of such holder due to said default, including, without limitation, collection costs and reasonable attorneys' fees, to the extent actually incurred.

          13. REMEDIES CUMULATIVE. No remedy herein conferred upon the holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          14. REMEDIES NOT WAIVED. No course of dealing between the Corporation and the holders of this Note or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any right of any holder of this Note.

          15. CONVERSION.

          (a) OPTIONAL  CONVERSION.  Subject to the terms and conditions of this
Section 15, the holder of this Note shall have the right, at its option at any time, to convert all or any portion of the unpaid principal amount of this Note together with a corresponding portion of the accrued interest hereon, into such number of fully paid and nonassessable whole shares of Common Stock, $.01 par value, of the Corporation ("Common Stock") as is obtained by dividing the total amount so to be converted by the conversion price of $1 5/16 or, if different, by the conversion price as last adjusted and in effect at the date of such conversion (such price, or such price as last adjusted, being referred to herein as the "Conversion Price"). Such right of conversion shall be exercised by the holder hereof by giving written notice that the holder elects to convert a stated unpaid principal amount of this Note together with a corresponding portion of the accrued interest hereon into Common Stock and by surrender of this Note to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of this Note) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

          (b) CONVERSION PRIOR TO MANDATORY PREPAYMENT. In the event the holder of this Note receives a notice from the Corporation in accordance with Section 6 that the Corporation intends to consummate a Change of Control, the holder of this Note, shall have the option, prior to the consummation of such Change of Control, to convert all or portion of the unpaid principal amount of this Note together with a corresponding portion of the accrued interest hereon plus the Applicable Premium Amount, if any, to be paid upon consummation of such Change of Control into shares of Common Stock in accordance with the terms of paragraph (a) above. The holder shall exercise such right of conversion by giving written notice to the Corporation in accordance with paragraph (a) above prior to the effective date of the Change of Control referred to in the Corporation's notice to the holder in accordance with Section
6. Any conversion to be made pursuant to this paragraph (b) shall be subject to the consummation of such Change of Control

          (c) ISSUANCE OF CERTIFICATES; TIME CONVERSION EFFECTED. Promptly after
(i) the receipt of the written notice referred to in paragraph (a) above or (ii) the occurrence of the events described in paragraph (b) above, as the case may be, and surrender of this Note, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such unpaid principal amount of this Note together with interest and any Applicable Premium Amount. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and this Note shall have been surrendered as aforesaid, and at such time the rights of the holder of this Note, to the extent of the principal amount thereof and any other amounts to be converted, shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

          (d) FRACTIONAL SHARES; DIVIDENDS; PARTIAL CONVERSION. No fractional shares shall be issued upon conversion of the principal amount of this Note or any portion thereof, and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. In case of the conversion of only a portion of the unpaid principal amount of this Note, the holder hereof, at its option, may require the Corporation to execute and deliver at the expense of the Corporation (other than for transfer taxes, if any), upon surrender of this Note, a new Note registered in the name of such person or persons as may be designated by such holder for the principal amount of this Note then remaining unpaid, dated as of the date to which interest has been paid on the principal amount of this Note then remaining unpaid, or may present this Note to the Corporation for notation hereon of the payment of the portion of the principal amount of this Note so converted. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this paragraph (d), be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering this Note for conversion an amount in cash equal to such fractional interest multiplied by the Conversion Price then in effect.

          (e) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF COMMON SHARES. If and whenever the Corporation shall issue or sell, or is in accordance with subparagraphs (i) through (vii) deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Notes) multiplied by the then existing Conversion Price, and (2) the consideration, if any, received by the Corporation upon such issue or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Notes).

          No adjustment of the Conversion Price, however, shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

          For purposes of this subparagraph (e), the following subparagraphs (i) to (vii) shall also be applicable:

          (i) ISSUANCE OF RIGHTS OR OPTIONS. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options, or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to
     Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph (iii), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. If at the end of the period during which such Options or

     Convertible Securities are exercisable not all Options or Convertible Securities shall have been exercised or converted, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued in respect of such Options and Convertible Securities.

          (ii) ISSUANCE OF CONVERTIBLE SECURITIES. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (1) except as otherwise provided in subparagraph (iii) below, no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (2) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this paragraph (e), no further adjustment of the Conversion Price shall be made by reason of such issue or sale. If at the end of the period during which such Convertible Securities are convertible not all Convertible Securities shall have been converted, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued in respect of such Convertible Securities.

          (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph (i), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph (i) or (ii), or the rate at which any Convertible Securities referred to in subparagraph (i) or (ii) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph (i) or the rate at which any Convertible Securities referred to in subparagraph (i) or (ii) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

          (iv) STOCK DIVIDENDS. Without duplication of the adjustment contemplated by clause (f) below, in case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          (v) CONSIDERATION FOR STOCK. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefore shall be deemed to be the amount received by the Corporation therefore, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common
     Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together compromising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (vi) RECORD DATE. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (vii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph (e).

Notwithstanding anything to the contrary contained in this paragraph (e), paragraph (e) is subject to the prior approval of the Corporation's shareholders if such shareholder approval would be required under the Marketplace Rules of the Nasdaq National Market if paragraph (e) were to otherwise operate in accordance with its terms.

          (f) SUBDIVISION OR COMBINATION OF STOCK. In case the Corporation shall at any time declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock or subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (g) CERTAIN ISSUES OF STOCK EXCEPTED. Anything herein to the contrary notwithstanding, the Corporation shall not make any adjustment of the Conversion Price in the case of (i) the issuance of shares of Common Stock upon conversion of Notes; (ii) the issuance of Options or shares of Common Stock to employees, directors or consultants of the Corporation or its subsidiaries, either directly or pursuant to Options, pursuant to plans or arrangements approved by the Board of Directors (or Compensation Committee thereof) of the Corporation; (iii) the issuance of shares of Common Stock in respect of any Convertible Securities or Options issued by the Corporation prior to the date of this Note; or (iv) the issuance of shares of Common Stock in connection with any acquisition, merger, consolidation, or other business combination transaction.

          (h) REORGANIZATION OR RECLASSIFICATION. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a Note shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of Common Stock of the surviving corporation are issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation, merger, or any sale of all or substantially all of its assets or properties, unless prior to the consummation thereof the successor corporation or other entity (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to each holder of Notes at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

          (i) NOTICE OF ADJUSTMENT. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of Note at the address of such holder as set forth in the register maintained by the Corporation for the registration of transfer and exchange of Notes, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (j) OTHER NOTICES. In case at any time:

          (i) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation or other entity; or

          (iv)  there  shall  be  a  voluntary   or   involuntary   dissolution,
     liquidation or winding-up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of Notes at the address of such holder as set forth in the register maintained by the Corporation for the registration of transfer and exchange of Notes, (A) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          (k) STOCK TO BE RESERVED. The Corporation will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the conversion of the Notes as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of the unpaid principal amount of all outstanding Notes. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action within its control as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Notes would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

          (l) ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of the Notes shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Note the principal amount of which is being converted.

          (m) CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Note or of any shares of Common Stock issued or issuable upon the conversion of any Note in any manner which interferes with the timely conversion of such Note.

          (n) DEFINITION OF COMMON STOCK. As used in this Section 15, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $.01 par value, as constituted on February 20, 2001, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

          16. COVENANTS BIND SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

          17. GOVERNING LAW. This Note shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

          18. HEADINGS. The headings of the Sections and subsections of this Note are inserted for convenience only and do not constitute a part of this Note.

          19. NOTICES. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class certified mail, postage prepaid, by nationally recognized overnight courier, or by facsimile addressed to such party at the address or facsimile number set forth below or such other address or facsimile number as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          if to the Company, to

                  SAVVIS Communications Corporation
                  12851 World Gate Drive
                  Herndon, Virginia 20170
                  Fax:  (703) 453-6999
                  Attention:  Ms. Nancy Lysinger

          with a copy to

                  SAVVIS Communication Corporation
                  717 Office Parkway
                  St. Louis, MO 63141
                  Fax: (314) 468-7550
                  Attention: Steven M. Gallant, Esq.

          with a copy to

                  Hogan & Hartson L.L.P.
                  885 Third Avenue, 26th Floor
                  New York, New York 10022
                  Fax: (212) 409-9801
                  Attention: Christine M. Pallares, Esq.

          if to the holder of this Note, to

                  Welsh, Carson, Anderson & Stowe
                  320 Park Avenue, Suite 2500
                  New York, New York  10022
                  Fax:  (212) 893-9565
                  Attention: John D. Clark

          with a copy to

                  Reboul, MacMurray, Hewitt, Maynard & Kristol
                  45 Rockefeller Plaza
                  New York, New York  10111
                  Fax:  (212) 841-5725
                  Attention:  Sanford B. Kaynor, Esq.

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing, (c) in the case of delivery by overnight courier, on the business day following the date of delivery to such courier, and (d) in the case of facsimile, when received.

                                    * * * * *

          IN WITNESS WHEREOF, SAVVIS Communications Corporation has caused this Note to be signed in its corporate name by one of its officers thereunto duly authorized and to be dated as of the day and year first above written.


                                               SAVVIS COMMUNICATIONS CORPORATION



                                               By_______________________________
                                               Name:
                                               Title: